EXHIBIT 10.58

                                   EXHIBIT "F"
                                   -----------

                      DATED THIS 17TH DAY OF NOVEMBER 1997

                                     BETWEEN

                                 FIBERCORE INC.

                                       AND

                    PNB EQUITY RESOURCE CORPORATION SDN. BHD.
                             (Company No. 197031-X)

                                       AND

                             FEDERAL POWER SDN. BHD.
                              (Company No. 17892-V)

                     ***************************************

                              PUT OPTION AGREEMENT

                     ***************************************


                           ABDULLAH, ABD. RAHMAN & CO.
                            (Advocates & Solicitors)
                          17th Floor, Wisma Lee Rubber
                                  Jalan Melaka
                               50100 Kuala Lumpur
                          (REF: AM/DL/SM/MISC/1703/97)



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


         THE PUT OPTION AGREEMENT is made the 17TH day of NOVEMBER 1997 BETWEEN FIBERCORE INC., a Nevada corporation under the laws of the United States of
America with offices at 253 Worcester Road, P.O. Box 180, Charlton, Massachusetts 01507 United States of America (hereinafter referred to as "FCI") and PNB EQUITY RESOURCE CORPORATION SDN. BERHAD (COMPANY NO. 197031-X) a company incorporated under the laws of Malaysia with its registered office at 4th Floor, Balai PNB, 201-A, Jalan Tun Razak, 50400 Kuala Lumpur (hereinafter called "PERC") of the first part, FEDERAL POWER SDN. BHD. (COMPANY NO. 17892-V) a company incorporated in Malaysia with its registered office at Lot 8, Jalan Ragum 15/17, P.O. Box 7016, 40702 Shah Alam, Selangor Darul Ehsan (hereinafter referred to as "FP").

WHEREAS

A. FIBERCORE (M) SDN. BHD. (hereinafter "called the joint-venture Company"), incorporated in Malaysia, has an authorized share capital of Ringgit Malaysia One Hundred Million (RM100,000,000) divided into 30,700,000 ordinary shares of RM1.00 each and 69,300,000 convertible preference shares of per value RM0.05 each. The initial paid up capital of the Company is Ringgit Malaysia Fifty Two Million Thirty Seven Thousand Four Hundred and Eighty Six (RM52,037,486) divided into 15,975,508 ordinary shares of par value at RM1.00 each and 36,061,978 preference shares of par value at RM1.00 each.

B. The shareholders of a Joint Venture Company have entered into the Joint Venture Agreement of even date (hereinafter referred to as the Joint-Venture Agreement") under which the parties thereto have agreed that the issued and paid up capital of the Joint Venture Company shall be Ringgit Malaysia Fifty Two Million Thirty Seven Thousand Four Hundred and Eighty Six (RM52,037,486) as follows:

                  NO. OF SHARES                                                 PERCENTAGE
                  -------------                                                 ----------

                           ORDINARY            %              PREFERENCE                         %
                           --------            -              ----------                         -

         FCI                 8,147,509                 51.00           18,391,609                    51.00
         FP                  5,964,190                 37.00           13,463,138                    37.00
         PERC                1,863,809                 12.00            4,207,231                    12.00
                           -----------               -------           -----------                 -------
                            15,975,508                100.00           36,061,978                   100.00

C. In accordance with the terms of the Joint-Venture Agreement FCI has agreed to grant to PERC and/or FP a Put Option requiring FCI to purchase all or any of PERC's and/or FP shares in the joint venture Company on the terms contained herein. This Put Option is conditional upon the joint-venture Company being unable to produce market acceptable product as defined in Exhibit "C" of the Joint-Venture Agreement after commissioning of the facility.




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D.       This Put Option Agreement shall be null and void upon the conversion of the preference shares in accordance with Section 3.7 and Exhibit "C" of the Joint Venture Agreement

SECTION 1  INTERPRETATION
           --------------

1.1 This Agreement is divided into Section and the Sections are divided into Clauses.

1.2      In this Agreement, except where the context otherwise requires:

         "THE JOINT VENTURE            shall mean  FIBERCORE (M) SDN. BHD.
         COMPANY"                     (COMPANY NO.  435423-P) a company  incor-
                                       porated   incorporated  in  Malaysia  and
                                       having  its  registered   office  at  c/o
                                       Ontime Management  Services,  Suite 4.02,
                                       4th  Floor,  Wisma Yap Ka, No.  480,  3rd
                                       Mile, Jalan Ipoh, 52100 Kuala Lumpur;

         "FCI" shall mean FIBERCORE INC., a Nevada corporation incorporated under the laws of the United States of America with offices at 253 Worcester Road, P.O. Box 180, Charlton, Massachusetts 01507 United States of America:

         "EXERCISE PERIODS"            shall  mean the period  beginning  on the
                                       1st day of January 2002 and ending on the 31 st day of January 2004;

         "EXERCISE PRICE"              shall   mean  the  amount  by  which  the
                                       Adjusted Cost exceeds the Dividends on the relevant Settlement Date;

         "ADJUSTED COST"               shall  mean the  amount of any  Malaysian
                                       Ringgit  paid as  subscription  money for
                                       Optioned Shares,  compounded  annually at
                                       the rate of nine per cent per  annum  (9%
                                       p.a.) from the date of payment to the relevant Settlement Date (calculated in the case of any period of less than a year on the basis that each complete calendar month comprised in such period shall be regarded as one-twelfth of a year, and each day in such period which is not part of a complete calendar month comprised therein shall be regarded as one 360th of a year);



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         "DIVIDENDS" shall             mean  the  amount  of  Malaysian  Ringgit
                                       equal to cash  dividends (if any) paid by
                                       the  joint  venture   Company  on  or  in
                                       respect of the Optioned Shares;

        "NOTICE OF EXERCISE"           shall mean a notice  given by PERC and/or
                                       FP to FCI pursuant to Clause 2.1.2, which shall set forth as a minimum:

                                       (a) the number of Optioned Shares to be purchased by FCI and to be sold by PERC and/or FP;

                                       (b) the estimated  amount of the relevant
                                       Exercise Price;

                                       (c) the relevant Settlement Date;

                                       (d) the Settlement Place;

         "OPTION" shall mean PERC's and/or FP right to sell to FCI the optioned Shares as provided in Clause 2.11;

         "OPTIONED SHARES"             shall mean:

                                       (a) all Ordinary Shares and/or Preference
                                       Shares subscribed by PERC and/or FP;

                                       (b) all Ordinary Shares and/or Preference
                                       Shares subscribed or equipped by PERC and/or FP pursuant in relation to any such ordinary Shares as are referred to in paragraph (a) above;

                                       (c) all Ordinary Shares and/or Preference
                                       Shares  received  by PERC  and/or FP as a
                                       result    of    the    subdivision    for
                                       consolidation of, or any capitalization issued made in respect of, any such Ordinary Shares as are referred to in paragraph (a) or (b) above;




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                                       (d) all Ordinary Share and/or  Preference
                                       Shares received by PERC and/or FP in exchange, replacement or substitution for any such Ordinary Shares are referred to in paragraph (a), (b) or (c) above;

         "ORDINARY SHARES"             shall mean  Ordinary  Shares at par value
                                       RM1.00 each in the capital of the joint venture Company (and shall include shares in the capital of the joint venture
                                       Company resulting from the subdivision or consolidation of Ordinary Shares);

         "PREFERENCE SHARES"           shall  mean the shares by  whatever  name
                                       called, which does not entitle the holder
                                       thereof to the right to vote at a general
                                       meeting  or to any  right to  participate
                                       beyond   a   specified   amount   in  any
                                       distribution whether by way of dividend, or on redemption, in a winding-up, or otherwise;

         "PERC" shall mean PNB EQUITY RESOURCE CORPORATION SDN. BHD. (COMPANY NO. 197031-X) a company incorporated under the laws of Malaysia with its registered office at 4th Floor, Balai PNB, 201-A, Jalan Tun Razak, 50400 Kuala Lumpur;

         "FP"                          shall  mean  FEDERAL   POWER  SDN.   BHD.
                                       (COMPANY    NO.    17892-V)   a   company
                                       incorporated   in   Malaysia   with   its
                                       registered  office at Lot 8, Jalan Ragum,
                                       15/17,  PO Box  7016,  40702  Shah  Alam,
                                       Selangor Darul Ehsan.

         "SETTLEMENT DATE"             shall  mean  the  date  specified  in the
                                       relevant Notice of Exercise for making payment of the relevant Exercise Prioe and transferring title to the relevant
                                       Optioned Shares which shall be neither less than 180 days nor more than 365 days after the relevant Notice of Exercise shall have been given.




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         THE WORD "RINGGIT MALAYSIA"   shall respectively denote Ringgit in  the
         AND THE SYMBOL "RM"           currency of Malaysia;

1.3 "person" and words denoting persons include bodies corporate and vice versa the masculine gender includes the feminine and the singular includes the plural and vice versa

1.4 reference of Recitals, Sections and Clauses are to Recitals, Sections and Clauses of this Agreement.

1.5 The heading and Index are inserted in this Agreement for convenience of reference only and shall nor affect the construction of this Agreement.

SECTION 2 PUT OPTION
          ----------

2.1.1 PERC and/or FP shall have the right, at its option, at any time and from time to time during the Exercise Period, to sell to FCI all or any of the Optioned Shares.

2.1.2 PERC and/or FP shall exercise such right by serving a Notice of Exercise or Notices of Exercise upon FCI at any time during the Exercise Period

2.1.3 Upon such exercise by PERC and/or FP, FCI shall purchase the Optioned Shares specified in the relevant Notice of Exercise, such Optioned Shares to be purchased at the relevant Exercise Price provided that in the event of any dispute or disagreement between the parties hereto concerning the Exercise Price, such Exercise Price shall be fixed by the auditors for the time being of the joint venture Company acting as experts and not as arbitrators, whose decision shall be final and binding on the parties hereto.

2.1.4    Each such purchase shall be completed as follows

         2.1.4.1 FCI shall pay the relevant Exercise Price multiplied by the number of Optioned Shares referred to in the Notice of Exercise to PERC and/or FP on the Settlement Date; and

         2.1.4.2 upon compliance by FCI with paragraph 2 1041 above PERC and/or FP shall deliver the respective share certificate or certificates and executed transfer form in respect of the Optioned Shares to or to the order of FCI, such Optioned Shares to be free and clear of all liens, charge and encumbrances.

2.2 Without prejudice to any remedies available to PERC and/or FP under this Agreement or otherwise and notwithstanding the provisions of the Joint Venture Agreement, in the event that FCI shall fail to purchase and pay for all or any of the Optioned Shares as herein provided PERC and/or FP shall be free to sell, transfer or otherwise dispose of such unpurchased and unpaid Optioned Shares to any third party without affecting any



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

         rights PERC and/or FP may have against FCI.

2.3 Except as provided in the Joint Venture Agreement, nothing in this Agreement shall limit the right of PERC and/or FP, at any time, to sell, transfer or otherwise alienate all or any the Optioned Shares of which PERC and/or FP may for the time being, be the holder, as are not then subject to a Notice of Exercise.

SECTION 3 SPECIFIC PERFORMANCE

3.1 If FCI shall refuse to comply with the terms of this Agreement PERC and/or FP shall be entitled to seek the remedy of specific performance in law or to damages.

SECTION 4 MISCELLANEOUS

4.1 Any notice to be given under this Agreement may be given by sending the same by post by the quickest mail available or by telefax or fax (if the addressee has telex or fax facilities) addressed to the party concerned at its address as given in Section 4.3 or at such other address and any notice so given shall be deemed to have been served ten
         (10) days after it was posted or as the case may be, on the day on which it was delivered by hand or sent by telex or fax as aforesaid.

4.2 Any legal process may be served by sending the same by registered post by the quickest mail available addressed to the party concerned at its address as given in Section 4.3 or at such other address and any notice so given shall be deemed to have been served ten (10) days after it was posted.

4.3       The addresses referred to in the preceding Sections are as follows:

         FCI:                          253 Worcester Road
                                       P.O. Box 180
                                       Charlton, Massachusetts 01507
                                       United States of America
                                       Fax:  (508) 248-5588

         FP:                           Lot 8, Jalan Ragum 15/17,
                                       P.O. Box 7016
                                       40702 Shah Alam,
                                       Selangor Darul Ehsan, Malaysia
                                       Fax: (03) 559-8020

         PERC:                         4th Floor, Balai PNB
                                       201-A, Jalan Tun Razak
                                       50400 Kuala Lumpur
                                       Fax:  (03) 2610963




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4.4      Any provision in this  Agreement  which is or may become  prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

4.5 Save with the previous written consent of PERC and/or FP, FCI shall not be entitled to assign or transfer in whole or in part any of its rights or obligations hereunder.

4.6 Save as PERC and/or FP may otherwise agree, all notices certificates, reports, information and documents given to PERC and/or FP pursuant to this Agreement shall be in the English language.

4.7 This Agreement may be executed in several counter parts, each of which shall be an original but all of which shall together constitute one and the same instrument

4.8 This Agreement and its performance shall be governed and construed in all respects in accordance with the laws of Malaysia.

4.9 FCI agrees that any legal action or proceeding arising out of or in connection with this Agreement may be brought in the courts in Malaysia and irrevocably submits to the non-exclusive jurisdiction of such Court.

4.10 The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of PERC and/or FP to take proceedings against FCI in the United States of America or whatever other jurisdiction it shall consider appropriate nor shall the taking or proceedings in any one or more jurisdiction preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

[Remainder of this page is intentionally left blank]




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IN WITNESS  WHEREOF,  the Parties  hereto have hereunto set their hands and seal the day and year first above written

         The Common Seal of           )
         PNB EQUITY RESOURCE          )
         CORPORATION SDN. BHD.        )
         (COMPANY NO 197031-X) was    )
         hereunto duly affixed in the )
         presence of:                 )


         /s/ Dato Mohd Hilmey bin Mohd Taib          /s/ Miriam Binte Haji Jaacob
         ----------------------------------          -----------------------------------
         Director                                             Director/Secretary
         Name:  Dato Mohd Hilmey bin Mohd Taib                Name:  Miriam Binte Haji Jaacob
         Nric No:  4460859                                    Nric No.:  2439153

         The Common Seal of           )
         FEDERAL POWER SDN. BHD.      )
         (COMPANY NO. 17892-V) was    )
         hereunto duly affixed in the )
         presence of:                 )

         /s/  Tan Sai Abu Zarim bin Omar                      /s/  Misron bin Yusof
         -----------------------------------                  --------------------------
         Chairman                                             Director
         Name:  Tan Sai Abu Zarim bin Omar                    Name:  Misron bin Yusof
         Nric No:  240726-05-5035                             Nric No.:  430618-01-5037

         Signed by MOHD. AFZAL ASLAMI     )
         PASSPORT NO: 014068651 (USA) for )
         and on behalf of FIBERCORE INC.  )
         in the presence of:              )                   /s/  Mohd Aslami.
                                                              ----------------------------
                                                              MOHD. AFZAL ASLAMI
                                                              PASSPORT NO: 014068651 (USA)

         /s/  Trevor J. Kidd
         -----------------------------------
         TREVOR JOHN KIDD
         PASSPORT NO: 004354001 (GREAT BRITAIN)




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